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               SUPPLEMENT TO PROSPECTUS FOR NORTH AMERICAN FUNDS
                 Dated March 1, 1999, as revised May 13, 1999


     The following paragraph is added after the first paragraph appearing under the heading "Class C Shares*" on page 45 of the Prospectus:

     Class C shares purchased on or after July 1, 1999 will not convert into Class A shares after ten years. Class C shares purchased before July 1, 1999 will continue to convert into Class A shares ten years after the end of the calendar month in which a shareholder's order to purchase the shares was accepted. After June 30, 1999, Class C shares will be redeemed or exchanged in order of the date purchased, with the shares purchased earliest being redeemed or exchanged first, unless a shareholder specifically requests that specific shares be redeemed or exchanged.
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               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                           FOR NORTH AMERICAN FUNDS
                              Dated March 1, 1999

     The fourth paragraph under the heading "MULTIPLE PRICING SYSTEM" on page 49 of the SAI is replaced with the following:

     Class C Shares. Class C shares are offered for purchases of less than $1 million, at net asset value without a front end sales charge. Class C shares are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Class C shares are subject to a distribution fee of up to
 .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class
C shares of the Money Market Fund, which bear no such fees). Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class C shares purchased on or after July 1, 1999 will not be converted to Class A shares after ten years. Class C shares purchased before July 1, 1999 will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted.

     The first two paragraphs under the heading "Conversion Feature" on page 50 of the SAI are replaced with the following:

     Conversion Feature. Class B shares (purchased on or after October 1, 1997) and Class C shares (purchased before July 1, 1999) of all Funds except the Money Market Fund will automatically convert to Class A shares eight years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. (For Class B shares purchased prior to October 1, 1997 such conversion will take place six years after purchase.) Class B and Class C shares of the Money Market Fund do not convert to Class A shares of the Money Market Fund at any time, as shares of all classes of the Money Market Fund do not bear any distribution or service fees. In addition, because Class B and Class C shares of the Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B or Class C shares are held in that Fund. For example, if Class B shares of a Fund other than the Money Market Fund are exchanged for Class B shares of the Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Money Market Fund, the one year of ownership in the Money Market Fund does not count in the determination of the time of conversion to Class A shares.

     For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on those Class B shares or Class C shares that have a conversion feature will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.